Exhibit 99.1

Gryphon Digital Mining, Inc. Reports Third Quarter 2024 Financial Results

LAS VEGAS, NV / Gryphon Digital Mining, Inc. (Nasdaq: GRYP) (“Gryphon,” the “Company,” “we,” “our,” and “us”), a bitcoin mining company that is focused on becoming the leader in low-cost, efficient operations, today reported financial results for its quarter ended September 30, 2024.

“The third quarter was fundamentally about strengthening our foundation and positioning Gryphon for future success,” said Steve Gutterman, CEO of Gryphon Digital Mining. “Through strategic initiatives, including key leadership appointments and a subsequent debt restructuring with Anchorage that converted approximately $13 million of debt to equity at an approximately 100% premium to our stock price at the time, we believe we’ve laid the groundwork for significant growth ahead.”

“Our strengthened leadership team, including Jimmy Vaiopoulos as Chairman and Sim Salzman remaining as CFO, along with Anchorage joining as our largest shareholder, has transformed our operational capabilities,” continued Mr. Gutterman. “We’re particularly gratified that our market capitalization exceeded $40 million as of yesterday’s closing, surpassing NASDAQ listing requirements, which we believe reflects growing market confidence in our strategic direction.”

“With this foundational work behind us, we’re energized about our prospects for Q4 and 2025,” added Mr. Gutterman. “We expect that our enhanced financial flexibility and focus on securing low-cost power deals position us to expand our Bitcoin mining operations while pursuing breakthrough opportunities in AI computing. We’ve set ambitious goals to build substantial market value while maintaining strong price per share fundamentals, and we expect to announce several exciting initiatives in the coming months that will demonstrate our commitment to maximizing shareholder value.”

Q3 2024 and Recent Highlights

●	Mining revenues were $3.7 million for Q3 2024, compared to $5.2 million for Q3 2023.

●	Breakeven Cost[1] per Bitcoin in Q3 2024 was $59,213, compared to $22,625 in Q3 2023. The company continues to be focused on Breakeven Costs, which we believe is the best measure of what it costs to mine bitcoin on an operating basis, as opposed to sharing only electricity costs, which leaves out the other costs of mining.

●	The Company recognized a net loss of $5.9 million in Q3 2024, which includes net non-cash expenses of $3.2 million. Net non-cash expenses consisted of items including: depreciation, employee stock-based compensation expense, fair market value of common stock issued to consultants, unrealized (gain) loss on marketable equity securities, change in the fair value of notes payable and unrealized gain on digital assets. This compares to a net loss in Q3 2023 of $8.1 million, which includes net non-cash expenses of $3.2 million.

●	Adjusted EBITDA[2] was a loss of $2.5 million in Q3 2024, compared to negative Adjusted EBITDA of $4.7 million in Q3 2023.

●	The Company mined approximately 61 and 176 Bitcoin in the quarters ended September 30, 2024 and 2023, respectively.

Balance Sheet Highlights as of September 30, 2024

Assets

●	Cash and cash equivalents: $0.4 million

●	Bitcoin: $0.6 million

●	Total current assets: $1.7 million

●	Total mining assets (including deposits & intangible assets): $5.8 million

●	Total assets: $7.5 million

Liabilities and Stockholders’ Equity

●	Current liabilities: $26.4 million*

●	Total liabilities: $26.4 million*

Note * - As previously disclosed, subsequent to September 30, 2024, the Company successfully refinanced the bitcoin denominated note of approximately $19 million in exchange for shares of the Company’s common stock and a $5 million principal note that carries a 4.25% interest rate.

Conference Call Information

Date: November 13, 2024
Time: 4:30 PM Eastern Time
Toll Free: 877-545-0320
International: 973-528-0002
Participant Access Code: 821126
Webcast Link: https://www.webcaster4.com/Webcast/Page/3030/51612

Conference Call Replay Information

Toll Free: 877-481-4010
International: 919-882-2331
Replay Passcode: 51612
Webcast Replay: https://www.webcaster4.com/Webcast/Page/3030/51612

(1) The Company defines Breakeven Cost per Bitcoin as (a) Cost of Revenues (excluding depreciation) divided by (b) total Bitcoin generated and received from the hashrate contributed to the mining pool operator. The Company mined approximately 61 and 176 Bitcoin in the quarters ended September 30, 2024 and 2023, respectively.

(2) The Company defines adjusted EBITDA as (a) GAAP net income (loss) plus (b) adjustments to add back the impacts of (1) depreciation and amortization, (2) interest expense, (3) income tax expense (benefit) and (4) adjustments for non-cash and non-recurring items which currently include (i) stock compensation expense, (ii) change in fair value of notes payable and (iii) unrealized (gain) loss on marketable equity securities.

Non-GAAP Figures

In addition to our results determined in accordance with GAAP, the Company also provides adjusted EBITDA and Breakeven Costs, which are non-GAAP measures. Each of these are not financial measures of performance under GAAP and, as a result, these measures may not be comparable to similarly titled measures of other companies. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. These non-GAAP measures are not meant to be considered in isolation and should be read only in conjunction with our Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K as filed with the Securities and Exchange Commission. Management uses Adjusted EBITDA and Breakeven Costs as a means of understanding, managing, and evaluating business performance and to help inform operating decision making. The Company relies primarily on its condensed consolidated financial statements to understand, manage, and evaluate our financial performance and uses the non-GAAP financial measures only supplementally. Reconciliations for each of these non-GAAP measures to the nearest GAAP financial measures are provided below.

Breakeven Analysis

	2023	Q3/23	Q3/24
Mining Revenues	$21,052,000	$5,189,000	$3,689,000
Bitcoin mined	739	176	61
Value of one mined bitcoin	$28,487	$29,483	$60,475
Cost of Revenues (excluding depreciation)	$13,462,000	$3,982,000	$3,612,000
Cost to mine one bitcoin	$18,217	$22,625	$59,213

For the nine months ended September 30,

Reconciliation to Adjusted EBITDA:	2024	2023
Net loss	$(21,701,000)	$(17,619,000)
Exclude: Depreciation	9,435,000	11,906,000
Exclude: Interest expense	908,000	530,000
EBITDA	(11,358,000)	(5,183,000)
Non-cash/non-recurring operating expenses:
Exclude: Stock based compensation expense	445,000	(629,000)
Exclude: Change in fair value of notes payable	7,089,000	7,607,000
Exclude: Unrealized (gain) loss on marketable equity securities	293,000	74,000
Adjusted EBITDA	$(3,531,000)	$1,869,000

For the three months ended September 30,

Reconciliation to Adjusted EBITDA:	2024	2023
Net loss	$(5,948,000)	$(8,086,000)
Exclude: Depreciation	2,896,000	4,067,000
Exclude: Interest expense	288,000	162,000
EBITDA	(2,764,000)	(3,857,000)
Non-cash/non-recurring operating expenses:
Exclude: Stock based compensation expense	97,000	392,000
Exclude: Change in fair value of notes payable	194,000	(1,342,000)
Exclude: Unrealized (gain) loss on marketable equity securities	21,000	75,000
Adjusted EBITDA	$(2,452,000)	$(4,732,000)

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024, as updated by our subsequent Quarterly Reports on Form 10-Q. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Cautionary Statements Regarding Forward-Looking Statements” below.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including business, financial and operational results, such as, but not limited to, changes in the Company’s balance sheet, shareholder equity, repayment of the Anchorage Digital debt, opportunities in AI computing, regaining NASDAQ compliance, M&A activity and the ability to execute on value-accretive initiatives, and including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on management’s current expectations and assumptions about future events and financial results and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Gryphon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Gryphon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Gryphon. In addition, Gryphon cautions you that the forward-looking statements contained in this press release are subject to the risks set forth in our filings with the Securities and Exchange Commission (the “SEC”), including the section titled “Risk Factors” in the Annual Report on Form 10-K filed with the SEC by Gryphon on April 1, 2024, as updated by our subsequent Quarterly Reports on Form 10-Q.

INVESTOR CONTACT:

Name: James Carbonara
Company: Hayden IR
Phone: (646)-755-7412
Email: james@haydenir.com

Gryphon Digital Mining, Inc and Subsidiaries

Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2024	2023
	(Unaudited)
Assets
Cash and cash equivalents	$368,000	$915,000
Restricted cash	-	8,000
Accounts receivable	1,000	486,000
Prepaid expenses	593,000	581,000
Marketable securities	110,000	403,000
Digital assets held for other parties	-	908,000
Digital asset	616,000	2,097,000
Total current assets	1,688,000	5,398,000

Mining equipment, net	4,737,000	12,916,000
Intangible asset	100,000	100,000
Deposits	1,020,000	420,000
Total assets	$7,545,000	$18,834,000

Liabilities and stockholders’ deficit
Accounts payable and accrued liabilities	$7,142,000	$3,649,000
Obligation liability related to digital assets held for other parties	-	916,000
Notes payable - current portion	19,266,000	14,868,000
Current liabilities	26,408,000	19,433,000

Stockholders’ deficit
Preferred stock, $0.0001 par value, 5,000,000 shares authorized, none outstanding	-	-
Common stock, $0.0001 par value, 150,000,000 shares authorized; 41,028,187 and 25,109,629 shares issued and outstanding, respectively.	3,000	2,000
Additional paid-in capital	49,271,000	46,599,000
Subscription receivable	-	(25,000)
Accumulated deficit	(68,137,000)	(47,175,000)
Total stockholder’s deficit	(18,863,000)	(599,000)
Total liabilities and stockholders’ deficit	$7,545,000	$18,834,000

Gryphon Digital Mining, Inc and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues
Mining activities	$3,689,000	$5,189,000	$16,694,000	$14,992,000
Management services	-	288,000	-	844,000
Total revenues	3,689,000	5,477,000	16,694,000	15,836,000
Cost and expenses
Cost of revenues	3,612,000	3,982,000	12,252,000	9,542,000
General and administrative expenses	2,439,000	804,000	8,728,000	3,250,000
Stock based compensation expense	97,000	392,000	445,000	(629,000)
Depreciation	2,896,000	4,067,000	9,435,000	11,906,000
Impairment of digital assets	-	17,000	-	250,000
Impairment of miners	-	5,430,000	-	5,430,000
Unrealized (gain) loss on digital assets	90,000	-	(1,295,000)	-
Realized gain on sale of digital assets	-	(17,000)	-	(484,000)
Total operating expenses	9,134,000	14,675,000	29,565,000	29,265,000
Loss from operations	(5,445,000)	(9,198,000)	(12,871,000)	(13,429,000)

Other income (expense)
Unrealized loss on marketable securities	(21,000)	(75,000)	(293,000)	(74,000)
Realized gain from use of digital assets	-	9,000	-	3,809,000
Change in fair value of notes payable	(194,000)	1,342,000	(7,089,000)	(7,607,000)
Interest expense	(288,000)	(162,000)	(908,000)	(530,000)
Loss on disposal of asset	-	(2,000)	(146,000)	(55,000)
Merger and acquisition cost	-	-	(394,000)	-
Other income	-	-	-	267,000
Total other income (expense)	(503,000)	1,112,000	(8,830,000)	(4,190,000)

Loss before provision for income taxes	(5,948,000)	(8,086,000)	(21,701,000)	(17,619,000)

Provision for income taxes	-	-	-	-
Net loss	$(5,948,000)	$(8,086,000)	$(21,701,000)	$(17,619,000)

Net loss per share, basic and diluted	$(0.15)	$(0.56)	$(0.58)	$(1.22)
Weighted average shares outstanding - basic and diluted	40,611,068	14,450,688	37,347,047	14,437,279

Gryphon Digital Mining, Inc and Subsidiaries

Unaudited Condensed Consolidated Statement of Changes in Stockholders’ Deficit

For the Nine Months Ended September 30, 2024

	Series Seed Preferred Stock		Series Seed II Preferred Stock		Common Stock		Additional Paid-in	Subscription	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Receivable	Deficit	Deficit
Balance as of December 31, 2023	8,845,171	$-	460,855	$-	25,109,629	$2,000	$46,599,000	$(25,000)	$(47,175,000)	$(599,000)
Revaluation of digital assets	-	-	-	-	-	-	-	-	739,000	739,000
Common stock issued for cash	-	-	-	-	493,791	-	1,395,000	-	-	1,395,000
Series Seed Preferred Stock converted to common stock	(8,845,171)	-	-	-	8,845,171	1,000	(1,000)	-	-	-
Series Seed II Preferred Stock converted to common stock	-	-	(460,855)	-	460,855	-	-	-	-	-
Common stock issued for vesting of RSUs	-	-	-	-	28,070	-	55,000	-	-	55,000
Common stock issued for exercise of warrants	-	-	-	-	165,622	-	-	-	-	-
Common stock issued for acquisition of Akerna’s net book value	-	-	-	-	2,921,362	-	(2,256,000)	-	-	(2,256,000)
Cancelation of stock subscription receivable	-	-	-	-	-	-	(25,000)	25,000	-	-
Net loss	-	-	-	-	-	-	-	-	(11,744,000)	(11,744,000)
Balance as of March 31, 2024	-	-	-	-	38,024,500	3,000	45,767,000	-	(58,180,000)	(12,410,000)
Common stock issued for cash, net of expenses	-	-	-	-	544,578	-	424,000	-	-	424,000
Common stock issued for vesting of RSUs	-	-	-	-	140,580	-	212,000	-	-	212,000
Common stock issued for services	-	-	-	-	1,187,597	-	1,792,000	-	-	1,792,000
Net loss	-	-	-	-		-	-	-	(4,009,000)	(4,009,000)
Balance as of June 30, 2024	-	-	-	-	39,897,255	3,000	48,195,000	-	(62,189,000)	(13,991,000)
Common stock issued for cash, net of expenses	-	-	-	-	1,046,262	-	974,000	-	-	974,000
Common stock issued for vesting of RSUs	-	-	-	-	28,070	-	55,000	-	-	55,000
Common stock issued for liabilities	-	-	-	-	56,600	-	47,000	-	-	47,000
Net loss	-	-	-	-		-	-	-	(5,948,000)	(5,948,000)
Balance as of September 30, 2024	-	$-	-	$-	41,028,187	$3,000	$49,271,000	$-	$(68,137,000)	$(18,863,000)

Gryphon Digital Mining, Inc and Subsidiaries

Unaudited Condensed Consolidated Statement of Cash Flows

For the Nine Months Ended September 30, 2024

	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(21,701,000)	$(17,619,000)
Adjustments to reconcile net loss to cash (used in) provided by operating activities
Impairment of digital assets	-	250,000
Realized gain from sale of digital assets	-	(484,000)
Realized gain from use of digital assets	-	(3,809,000)
Unrealized gain on digital assets	(1,295,000)	-
Impairment of miners	-	5,430,000
Depreciation expense	9,435,000	11,906,000
Forfeiture of restricted stock grants	-	(1,910,000)
Compensation cost related to restricted common stock awards	445,000	1,093,000
Fair value of common stock issued to consultants	1,708,000	-
Compensation for services contributed by the Company’s president	-	188,000
Unrealized loss (gain) on marketable securities	293,000	74,000
Loss on asset disposal	146,000	55,000
Change in fair value of notes payable	7,089,000	7,711,000
Interest expense	891,000	530,000
Digital asset revenue	(16,695,000)	(14,992,000)
Changes in operating assets and liabilities
Proceeds from the sale of digital assets	16,649,000	13,958,000
Accounts receivable	485,000	(114,000)
Prepaid expenses	(283,000)	7,000
Accounts payable and accrued liabilities	465,000	790,000
Net cash (used in) provided by operating activities	(2,368,000)	3,064,000

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of mining equipment	(1,075,000)	(1,542,000)
Proceeds from the sale of miners	171,000	-
Refundable deposit	(600,000)	(360,000)
Net cash used in investing activities	(1,504,000)	(1,902,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment for insurance payable	(537,000)	(52,000)
Issuance of note payable for insurance premiums	569,000	132,000
Loan modification payment for BTC note	-	(104,000)
Cash acquired in connection with the reverse recapitalization	500,000	-
Proceeds from the issuance of common stock - private placement	1,395,000	-
Proceeds from issuance of common stock - ATM	1,664,000	-
Cash expenses for issuance of common stock	(266,000)	-
Net cash provided by (used in) financing activities	3,325,000	(24,000)

Net change in cash	(547,000)	1,138,000

Cash-beginning of period	915,000	267,000
Cash-end of period	$368,000	$1,405,000
Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$368,000	$1,405,000
Restricted cash	-	42,000
Cash and cash equivalents and restricted cash	$368,000	$1,447,000
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$176,000

Non-Cash investing and financing activities:
Accrued expenses for issuance of common stock	$321,000	$620,000
Digital assets used for principal and interest payment of note payable	$3,561,000	$7,005,000